SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2011

PDI, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A
300 Interpace Parkway,
Parsippany, NJ 07054
(Address of principal executive offices and zip Code)

(862) 207-7800
Registrant's telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

PDI, Inc. (the “Company”) previously filed a Form 8-K to report that on January 7, 2011 Howard Drazner, the Senior Vice President of Business Development for Medical Education, provided the Company with notice of his intention to resign.  The Company subsequently filed a Form 8-K/A to report that the effective date of his resignation and the last day of his employment was January 31, 2011.

A copy of the Agreement and General Release in connection with the termination of Mr. Drazner’s employment is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.
By: /s/ Jeffrey Smith Name: Jeffrey Smith Title: Chief Financial Officer
Date: February 24, 2011

AGREEMENT AND GENERAL RELEASE

PDI, Inc. and Howard Drazner, his heirs, executors, administrators, successors, and assigns (collectively referred to throughout this Agreement as “Employee”), agree that:

1. Last Day of Employment.  Employee's last day of employment with PDI, Inc. is/was January 31, 2011.

2. Transition Plan.  Employee understands and agrees he must fully complete the Transition Plan as attached (Exhibit A) to the reasonable satisfaction of PDI by February 15, 2011.  It is anticipated that the Transition Plan will take no more than four business days to complete. PDI agrees to pay/reimburse Employee for all reasonable and necessary business expenses associated with Employee’s completion of the Transition Plan.  Employee understands and agrees that payment for any work performed during the completion of the Transition Plan will be paid as part of the payments set forth in paragraph 3 below.  Employee also acknowledges and agrees that the additional payments set forth in paragraph 3 below constitute sufficient consideration to support the Agreement and General Release.

3.           Consideration.  In consideration for signing this Agreement and General Release, completing the Transition Plan by February 15, 2011 to the reasonable satisfaction of PDI, and complying with all other terms in this Agreement, PDI, Inc. agrees:

a.           to pay to Employee Seventy Eight Thousand Six Hundred Sixty Six Dollars and Sixty Six Cents ($78,666.66), less lawful deductions, representing four (4) months of salary continuation at Employee’s base rate of pay, to be paid in a manner consistent with how Employee currently receives his salary (the “Transition Pay Period”).  Payment will begin on the first regularly scheduled payday after PDI’s receipt of an original of this Agreement signed by Employee, expiration of the revocation period and completion of the Transition Plan to the reasonable satisfaction of PDI.

b.           to pay to Employee an amount equivalent to 0.5% of Pharmakon’s gross revenue less any pass-through where there is no margin, once realized by PDI directly resulting from business with Lilly, Tekada and Auxillium for each of the four quarters in 2011, less lawful deductions, to be paid within 45 days after close of each respective quarter (hereinafter referred to as the “Royalty Payments”).

c.           In the event Employee violates any term contained in his Confidentiality, Non-Solicitation and Covenant Not to Compete Agreement with PDI during the Transition Pay or Royalty Payments period, PDI will notify Employee, in writing, of Employee’s conduct/actions which constitutes a violation of his Confidentiality, Non-Solicitation and Covenant Not to Compete Agreement.  Employee will have fourteen (14) calendar days from his receipt of notice to cure any and all violations to the reasonable satisfaction of PDI.  If Employee does not or cannot cure the violation by the expiration of the fourteen (14) calendar day period, Employee agrees that Employee will no longer be entitled to receive any further payments as described above and will cease receiving payments pursuant to this Agreement as of the last day of the fourteen (14) calendar day cure period.  Employee further agrees that any monies paid pursuant to this Agreement prior to the violation will be sufficient consideration to support this Agreement.  In no event, however, will Employee receive less than the gross amount of $500, less lawful deductions, in consideration for executing this Agreement and fulfilling the promises contained herein.

4.           No Consideration Absent Execution of this Agreement.  Employee understands and agrees that Employee would not receive the monies and/or benefits specified in paragraph “3” above, except for Employee’s execution of this Agreement and General Release and the fulfillment of all the promises contained herein.

5.           General Release of All Claims.  Employee knowingly and voluntarily releases and forever discharges PDI, Inc., its parent corporation, affiliates, subsidiaries, divisions, predecessors, insurers, successors and assigns, and their current and former employees, attorneys, officers, directors and agents thereof, both individually and in their business capacities, and their employee benefit plans and programs and their administrators and fiduciaries (collectively referred to throughout the remainder of this Agreement as “Releasees”), of and from any and all claims, known and unknown, asserted or unasserted, which the Employee has or may have against Releasees as of the date of execution of this Agreement and General Release, including, but not limited to, any alleged violation of:

▪	The National Labor Relations Act;
▪	Title VII of the Civil Rights Act;
▪	Sections 1981 through 1988 of Title 42 of the United States Code;
▪	The Employee Retirement Income Security Act (except for any vested benefits under any tax qualified benefit plan);
▪	The Immigration Reform and Control Act;
▪	The Americans with Disabilities Act;
▪	The Age Discrimination in Employment Act;
▪	The Occupational Safety and Health Act;
▪	The Workers Adjustment and Retraining Notification Act;
▪	The Fair Credit Reporting Act;
▪	The Family and Medical Leave Act;
▪	The Equal Pay Act;
▪	The Uniformed Services Employment and Reemployment Rights Act;
▪	Employee Polygraph Protection Act;
▪	The employee (whistleblower) civil protection provisions of the Corporate and Criminal Fraud Accountability Act (Sarbanes-Oxley Act);
▪	The Illinois State Wage and Hour Laws;
▪	The Illinois Equal Pay Act and Laws;
▪	The Illinois Wage Payment and Collection Act;
▪	The Illinois Health and Safety Act;
▪	The Illinois Human Rights Act;
▪	The Illinois Sex Discrimination in Employment Rules;
▪	The Illinois National Origin Discrimination Rules;
▪	The Illinois Adoption/Child Care Leave Rule;
▪	The Illinois School Visitation Rights Act;
▪	The Illinois Whistleblower Protection Act and Law;
▪	The Illinois Right to Privacy Law;
▪	The Illinois AIDS Confidentiality Act and Rules;
▪	The Illinois Genetic Information Privacy Act;
▪	The Illinois Trade Secrets Act;

▪	The Illinois Smokers’ Rights Law and Rules;
▪	The Illinois Religious Freedom Restoration Act;
▪	The Illinois Discrimination Based on Unfavorable Military Discharge Rule;
▪	The Illinois Human Rights Commission Rules on Handicap Discrimination;
▪	The Illinois Rules on Disability Discrimination;
▪	The Illinois Minimum Wage Law;
▪	The One Day Rest in Seven Act;
▪	The Eight Hour Day Act;
▪	The Illinois Military Leave and Re-Employment Rights Laws;
▪	The Illinois Department of Human Rights Procedures and Public Contract Rules;
▪	The Illinois Human Rights Commission Procedure Rules;
▪
Illinois statutes regarding Job Reference Immunity; Employee’s Rights to Inventions; Unemployment Insurance: Retaliation; Health Insurance Claims: Retaliation; Worker’s Compensation:  Retaliation / Discrimination; Arrest Records; Personnel Files; Physical Examination For Employment; Jury/Witness Duty; Voting Time; Leave For Victims of Domestic and Sexual Violence; Drug and Alcohol Testing; Background Checks; Surveillance of Employees; Genetic Testing; Volunteer Firefighter Leave; Wage Complaint Retaliation; Blood Donation Leave; Use of Lawful Products; Smoking in the Workplace; Drug Free Workplace Requirement; Polygraph Tests; and Plant Closings/Layoffs;

▪	The New Jersey Law Against Discrimination;
▪	The New Jersey Civil Rights Act;
▪	The New Jersey Family Leave Act;
▪	The New Jersey State Wage and Hour Law;
▪	The Millville Dallas Airmotive Plant Job Loss Notification Act;
▪	The New Jersey Conscientious Employee Protection Act;
▪	The New Jersey Equal Pay Law;
▪	The New Jersey Occupational Safety and Health Law;
▪	The New Jersey Smokers’ Rights Law;
▪	The New Jersey Genetic Privacy Act;
▪	The New Jersey Fair Credit Reporting Act;
▪	The New Jersey Statutory Provision Regarding Retaliation/Discrimination for Filing A Workers' Compensation Claim;
▪	New Jersey laws regarding Political Activities of Employees, Lie Detector Tests, Jury Duty, Employment Protection, and Discrimination;
▪	Any claim for Termination Benefits pursuant to Employee’s Amended and Restated Employment Separation Agreement;
▪	any other federal, state or local law, rule, regulation, or ordinance;
▪	any public policy, contract, tort, or common law; or
▪	any claims for vacation, sick or personal leave pay, short term or long term disability benefits, or payment pursuant to any practice, policy, handbook or manual; or
▪	any basis for recovering costs, fees, or other expenses including attorneys' fees incurred in these matters.

Employee understands this Release includes all claims related in any manner to Employee’s employment or the cessation of that employment.  Employee further understands that Employee is hereby releasing any known or unknown claim for alleged right to discovery of information or documents of Releasees.

If any claim is not subject to release, to the extent permitted by law, Employee waives any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi-party action or proceeding based on such a claim in which Employer or any other Released Party identified in this Agreement is a party.

6.           Acknowledgments and Affirmations.

Employee affirms that Employee has not filed, caused to be filed, or presently is a party to any claim against PDI, Inc.

Employee also affirms that Employee has been paid and/or has received all compensation, wages, bonuses, commissions, and/or benefits to which Employee may be entitled. Employee, however, understands he will be reimbursed for any reasonable and necessary business expenses with receipts incurred during the completion of the Transition Period. Employee acknowledges and agrees that Employee is not eligible to earn any further commission as of his last day of employment and thus would not otherwise be entitled to such commissions because Employee must be active and on the payroll to earn such commission. Employee affirms that Employee has been granted any leave to which Employee was entitled under the Family and Medical Leave Act or related state or local leave or disability accommodation laws.

Employee further affirms that Employee has no known workplace injuries or occupational diseases.

Employee also affirms that Employee has not divulged any proprietary or confidential information of PDI, Inc. and will continue to maintain the confidentiality of such information consistent with PDI, Inc.’s policies and Employee’s agreement(s) with PDI, Inc. and/or common law.

Employee further affirms that Employee has not been retaliated against for reporting any allegations of wrongdoing by PDI, Inc. or its officers, including any allegations of corporate fraud.  Both Parties acknowledge that this Agreement does not limit either party’s right, where applicable, to file or participate in an investigative proceeding of any federal, state or local governmental agency.  To the extent permitted by law, Employee agrees that if such an administrative claim is made, Employee shall not be entitled to recover any individual monetary relief or other individual remedies.

Employee affirms that all of the Employer’s decisions regarding Employee’s pay and benefits through the date of Employee’s separation of employment were not discriminatory based on age, disability, race, color, sex, religion, national origin, genetic information or any other classification protected by law.

7.           Confidentiality and Return of Property. To the extent permitted by law, Employee agrees not to disclose any information regarding the underlying facts leading up to or the existence or substance of this Agreement and General Release, except to Employee’s spouse, tax advisor, and/or an attorney with whom Employee chooses to consult regarding Employee’s consideration of this Agreement and General Release.  In the event Employee or Employee’s counsel believe either is compelled to provide or disclose information described in this paragraph, they will provide written notice of such belief, via facsimile and mail, to Kathy Marsico, Senior Vice President-Human Resources, PDI, Inc., Morris Corporate Center 1, Building A, 300 Interpace Parkway, Parsippany, NJ 07054, no later than seven (7) business days prior to said production or disclosure.  This Agreement shall not be filed with any court and shall remain forever confidential except in an action to enforce or for breach of this Agreement.  If Employee asserts an action to enforce this Agreement or for breach of this Agreement, Employee shall maintain such confidentiality.

Employee affirms that Employee has returned all of PDI, Inc.'s property, documents, and/or any confidential information in Employee’s possession or control.  Employee also affirms that Employee is in possession of all of Employee’s property that Employee had at PDI, Inc.'s premises and that PDI, Inc. is not in possession of any of Employee’s property.

8.            Governing Law and Interpretation.  This Agreement and General Release shall be governed and conformed in accordance with the laws of the state in which Employee worked at the time of Employee’s last day of employment without regard to its conflict of laws provision.  In the event of a breach of any provision of this Agreement and General Release, either party may institute an action specifically to enforce any term or terms of this Agreement and General Release and/or seek any damages for breach.  Should any provision of this Agreement and General Release be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, excluding the general release language, such provision shall immediately become null and void, leaving the remainder of this Agreement and General Release in full force and effect.

9.           Non Disparagement.  Employee agrees not to defame, disparage or demean PDI in any manner whatsoever.

10.           Nonadmission of Wrongdoing.  The Parties agree that neither this Agreement and General Release nor the furnishing of the consideration for this Agreement and General Release shall be deemed or construed at any time for any purpose as an admission by Releasees of wrongdoing or evidence of any liability or unlawful conduct of any kind.

11.           Amendment.  This Agreement and General Release may not be modified, altered or changed except in writing and signed by both Parties wherein specific reference is made to this Agreement and General Release.

12.           Entire Agreement.  This Agreement and General Release sets forth the entire agreement between the Parties hereto, and fully supersedes any prior agreements or understandings between the Parties, except the Confidentiality, Non-Solicitation and Covenant Not to Compete Agreement, which is incorporated herein by reference. Employee acknowledges that Employee has not relied on any representations, promises, or agreements of any kind made to Employee in connection with Employee’s decision to accept this Agreement and General Release, except for those set forth in this Agreement and General Release.

EMPLOYEE IS ADVISED THAT EMPLOYEE HAS UP TO TWENTY-ONE (21) CALENDAR DAYS TO CONSIDER THIS AGREEMENT AND GENERAL

RELEASE.  EMPLOYEE ALSO IS ADVISED TO CONSULT WITH AN ATTORNEY PRIOR TO EMPLOYEE’S SIGNING OF THIS AGREEMENT AND GENERAL RELEASE.

EMPLOYEE MAY REVOKE THIS AGREEMENT AND GENERAL RELEASE FOR A PERIOD OF SEVEN (7) CALENDAR DAYS FOLLOWING THE DAY EMPLOYEE SIGNS THIS AGREEMENT AND GENERAL RELEASE.  ANY REVOCATION WITHIN THIS PERIOD MUST BE SUBMITTED, IN WRITING, TO KATHY MARSICO AND STATE, "I HEREBY REVOKE MY ACCEPTANCE OF OUR AGREEMENT AND GENERAL RELEASE."  THE REVOCATION MUST BE PERSONALLY DELIVERED TO KATHY MARSICO OR HER DESIGNEE, OR MAILED TO KATHY MARSICO AND POSTMARKED WITHIN SEVEN (7) CALENDAR DAYS AFTER EMPLOYEE SIGNS THIS AGREEMENT AND GENERAL RELEASE.

EMPLOYEE AGREES THAT ANY MODIFICATIONS, MATERIAL OR OTHERWISE, MADE TO THIS AGREEMENT AND GENERAL RELEASE, DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL UP TO TWENTY-ONE (21) CALENDAR DAY CONSIDERATION PERIOD.

EMPLOYEE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS AGREEMENT AND GENERAL RELEASE INTENDING TO WAIVE, SETTLE AND RELEASE ALL CLAIMS EMPLOYEE HAS OR MIGHT HAVE AGAINST RELEASEES.

THIS AGREEMENT IS NOT VALID UNTIL FEBRUARY 15, 2011.  THEREFORE, EMPLOYEE CANNOT SIGN AND EXECUTE THE AGREEMENT UNTIL FEBRUARY 15, 2011.

The Parties knowingly and voluntarily sign this Agreement and General Release as of the date(s) set forth below:
PDI, INC.

By: /s/ Kathy Marsico
By: /s/ Howard Drazner	Kathy Marsico
Howard Drazner	Senior Vice President-Human Resources

Date: 2/15/11	Date: 2/23/11